PLEDGE AGREEMENT

                  dated as of November ___, 2003

                              between

                            CADIZ INC.,

                            as Pledgor

                                and

                    SUN WORLD NOTEHOLDER TRUST,

                         as Secured Party

                         TABLE OF CONTENTS
                                                              PAGE
SECTION 1. DEFINITIONS; INTERPRETATION; GRANT OF SECURITY. . .-1-
          1.1. General Definitions. . . . . . . . . . . . . . -1-
          1.2. Definitions; Interpretation. . . . . . . . . . -3-
          1.3. Grant of Security. . . . . . . . . . . . . . . -3-

SECTION 2. SECURITY FOR OBLIGATIONS; PLEDGOR REMAINS LIABLE. .-3-
          2.1. Security for Obligations. . . . . . . . . . . .-3-
          2.2. Pledgor Remains Liable  . . . . . . . . . . . .-4-

SECTION 3. REPRESENTATIONS AND WARRANTIES AND COVENANTS. . . .-5-
          3.1. Generally . . . . . . . . . . . . . . . . . . .-5-
          3.2. Pledged Equity Interests. . . . . . . . . . . .-8-

SECTION 4. FURTHER ASSURANCES. . . . . . . . . . . . . . . . -12-
          4.1. [INTENTIONALLY OMITTED]. . . . . . . . . . . .-12-
          4.2. Further Assurances. . . . . . . . . . . . . . -12-

SECTION 5. SECURED PARTY APPOINTED ATTORNEY-IN-FACT . . . . .-13-
          5.1. Power of Attorney. . . . . . . . . . . . . . .-13-
          5.2. No Duty on the Part of Secured Party . . . . .-14-

SECTION 6. REMEDIES . . . . . . . . . . . . . . . . . . . . .-15-
          6.1. Generally. . . . . . . . . . . . . . . . . . .-15-
          6.2. Cash Proceeds. . . . . . . . . . . . . . . . .-17-
          6.3. Application of Proceeds. . . . . . . . . . . .-17-

SECTION 7. CONTINUING SECURITY INTEREST; SUCCESSORS AND ASSIGNS;
           TRANSFER OF LOANS. . . . . . . . . . . . . . . . .-17-

SECTION 8. STANDARD OF CARE; SECURED PARTY MAY PERFORM. . . .-18-

SECTION 9. [INTENTIONALLY OMITTED]  . . . . . . . . . . . . .-18-

SECTION 10. MISCELLANEOUS . . . . . . . . . . . . . . . . . .-19-




                         PLEDGE AGREEMENT

     This PLEDGE AGREEMENT, dated as of November ___, 2003 (this "Agreement"), is between CADIZ INC., a Delaware corporation ("Cadiz" or "Pledgor"), and SUN WORLD NOTEHOLDER TRUST, a trust established under the laws of the State of New York, as secured party (in such capacity, the "Secured Party").

                             RECITALS:

     WHEREAS, on November 7, 2003, the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court") entered an order approving the initial settlement (the "Initial Settlement") by and between Sun World International Inc. ("Sun World") and its debtor affiliates (collectively, the "Debtors") and Cadiz, corporate parent of the Debtors, by which, among other things, the claims and causes of action held by the Debtors against Cadiz, and the claims and causes of action held by Cadiz against the Debtors, were resolved, and Cadiz was granted a single allowed general unsecured claim against the Debtors in the amount of $13,500,000 (the "Allowed Cadiz Claim");

     WHEREAS, the Initial Settlement is part of a broader, multiparty settlement agreement (the "Global Settlement") by and among the Debtors, Cadiz, Black Diamond Capital Management, L.L.C. on behalf of its affiliates. ("Black Diamond") and CFSC Wayland Advisers, Inc. ("CFSC Wayland") (collectively, the "Majority Noteholders"), who are the holders of not less than 70% in dollar amount of Sun World's senior secured notes due 2004 (in the aggregate, the "Notes;" holders of the Notes are referred to herein as "Noteholders");

     WHEREAS, pursuant to the terms of the Global Settlement, Cadiz has agreed to, among other things, pledge all its equity interest in Sun World to the Sun World Noteholder Trust (provided that the Sun World Noteholder Trust shall not be permitted to vote such shares to exercise control over Sun World prior to confirmation of a Sun World plan of reorganization or consummation of a sale of substantially all Sun World assets) in order to secure its ongoing obligations under the Global Settlement; and

     WHEREAS, the secured lender of Cadiz (the "Cadiz Lender") has reviewed the terms and conditions of the Global Settlement and has expressly consented to and authorized Cadiz to fully perform all its obligations under the Global Settlement.

     NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, Pledgor and Secured Party agree as follows:

SECTION 1. DEFINITIONS; INTERPRETATION; GRANT OF SECURITY.

     1.1 GENERAL DEFINITIONS. In this Agreement, the following terms shall have the following meanings:

              "Agreement" means this Pledge Agreement.

              "Cash Proceeds" has the meaning assigned in Section 6.2.

              "Collateral Account" means an account in the name of "SUN WORLD NOTEHOLDER TRUST" as designated by Secured Party from time to time and any successor account or accounts.
              "Cadiz Pledge Agreement" means that certain agreement, as amended from time to time, dated as of April 16, 1997 between Cadiz and The Bank of New York, whereby Cadiz has pledged shares representing Cadiz's equity interest in the Debtors to The Bank of New York as security for certain obligations of Cadiz, all as more fully described in the Cadiz Pledge Agreement.

              "Pledged Collateral" has the meaning assigned in
	        Section 1.3.

              "Pledged Equity Interests" means all equity interests in Sun World and the certificates, if any, representing such equity interests and any interest of Pledgor on the books and records of Sun World or on the books and records of any securities intermediary pertaining to such interest, all claims or rights in respect of such equity interests and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such equity.

               "Proceeds" means (i) all "proceeds" as defined in
               Article 9 of the UCC, (ii) payments or
               distributions made with respect to any Pledged Equity Interests and (iii) whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

               "Secured Obligations" has the meaning assigned in
               Section 2.1.

               "UCC" means the Uniform Commercial Code as in effect and amended from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

     1.2. DEFINITIONS; INTERPRETATION. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Global Settlement or, if not defined therein, in the UCC. References to "Sections", "Exhibits" and "Schedules" shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. If any conflict or inconsistency exists between this Agreement and the Global Settlement, the Global Settlement shall govern.

     1.3. GRANT OF SECURITY. Pledgor hereby grants to Secured Party a security interest and continuing lien on all of Pledgor's right, title and interest in, to and under the following (all of which being hereinafter collectively referred to as the "Pledged Collateral"): (i) the Pledged Equity Interests, and (ii) all Proceeds, products, accessions, rents and profits resulting directly from the Pledged Equity Interests, in each case whether now owned or existing or hereafter acquired or arising prior to the effective date of a plan of reorganization in accordance with the Global Settlement and wherever located

SECTION 2. SECURITY FOR OBLIGATIONS; PLEDGOR REMAINS LIABLE.

     2.1. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Pledged Collateral is collateral security for, the prompt and complete satisfaction of any and all obligations of Pledgor under the Global Settlement, including without limitation to affirmatively support a plan of reorganization for Sun World that provides no recovery on account of the equity interest of Cadiz in Sun World and that is otherwise consistent with the Global Settlement (provided that the Secured Party shall not be permitted to vote such shares to exercise control over Sun World prior to confirmation of a Sun World plan of reorganization or consummation of a sale of substantially all Sun World assets) (the "Secured Obligations").

     2.2. PLEDGOR REMAINS LIABLE.

          (a) Anything contained herein to the contrary notwithstanding, Secured Party shall not have any obligation or liability under any organizational documents relating to any Pledged Equity Interests by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Pledgor thereunder.

          (b) Secured Party shall not be obligated to assume any obligation or liability under any agreement relating to any Pledged Equity Interests unless Secured Party expressly agrees in writing to assume any or all of said obligations.

SECTION 3. REPRESENTATIONS AND WARRANTIES AND COVENANTS.

     3.1. GENERALLY. Subject to (i) the execution of that certain amendment to the Cadiz Pledge Agreement and related documents as contemplated in and consistent with the Global Settlement and (ii) the consent of the Cadiz Lender to the Global Settlement:

          (a) REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants on the Closing that:


               (i)  [intentionally omitted]


               (ii) Pledgor has the corporate power and authority and legal right to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Pledgor of this Agreement and the performance of its obligations hereunder have been duly authorized by proper corporate or other requisite proceedings, Pledgor has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms;

               (iii) neither the execution and delivery by Pledgor of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Pledgor or its certificate or articles of incorporation or by-laws (or other relevant formation documents) or the provisions of any indenture, instrument or agreement to which Pledgor is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the property of Pledgor pursuant to the terms of any such indenture, instrument or agreement;

               (iv) it owns the Pledged Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Pledged Collateral and, as to all Pledged Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Pledged Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons, except for those Liens that may have been granted under the Cadiz Pledge Agreement;

               (v) upon Secured Party obtaining possession of the Pledged Equity Interests, or the filing of all UCC financing statements and other filings delivered by Pledgor, the security interests granted to Secured Party hereunder constitute valid and perfected first priority Liens on all of the Pledged Collateral, except for those Liens that may have been granted under the Cadiz Pledge Agreement;

               (vi) [intentionally omitted]

               (vii) [intentionally omitted]

               (viii) it has delivered to Secured Party evidence and copies of all required corporate actions and consents, including all filings, notices, registrations and recordings, if any;

               (ix) [intentionally omitted]

               (x) [intentionally omitted]

               (xi) to the best knowledge of Pledgor, all information supplied by Pledgor with respect to any of the Pledged Collateral is accurate and complete in all material respects, including without limitation the information provided in Schedule
               3.1;

          (b) COVENANTS AND AGREEMENTS. Pledgor hereby covenants and agrees that:

               (i) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, and Pledgor shall maintain the security interest created hereby as a valid and perfected, first priority security interest in the Pledged Collateral, except for those Liens that may have been granted under the Cadiz Pledge Agreement;

               (ii) [intentionally omitted]

               (iii) [intentionally omitted]

               (iv) it shall not take any action which could impair Secured Party's rights in the Pledged
               Collateral;

               (v) it shall not sell, transfer or assign any Pledged Collateral; and

               (vi) shall comply with the terms and conditions of the Global Settlement.

     3.2. PLEDGED EQUITY INTERESTS. Subject to (i) the execution of that certain amendment to the Cadiz Pledge Agreement and related documents as contemplated in and consistent with the Global Settlement and (ii) the consent of the Cadiz Lender to the Global Settlement:

          (a) REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants on the Closing that:

               (i) Schedule 3.2 (as such schedule may be amended or supplemented from time to time) sets forth under the heading "Pledged Equity Interests" all of Pledged Equity Interests owned by Pledgor and such Pledged Equity Interests constitute 100% of the issued and outstanding equity interests of Sun World;

               (ii) it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons, except for those Liens that may have been granted under the Cadiz Pledge Agreement;

               (iii) without limiting the generality of Section 3.1(a), no consent of any Person including any other member of Sun World is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of Secured Party in any Pledged Equity Interests or the exercise by Secured Party of the rights provided for in this Agreement or the exercise of remedies in respect thereof, except for those Liens that may have been granted under the Cadiz Pledge Agreement; and

               (iv) none of the Pledged Equity Interests are or represent interests in issuers that (A) are registered as investment companies, (B) are dealt in or traded on securities exchanges or markets or
               (C) have opted to be treated as securities under the uniform commercial code of any jurisdiction.

          (b) COVENANTS AND AGREEMENTS. Pledgor hereby covenants and agrees that:

               (i) except as expressly permitted under the Global Settlement, without the prior written consent of Secured Party, it shall not vote to enable or take any other action to: (A) amend or terminate any organizational documents in any way that materially changes the rights of Pledgor with respect to any Pledged Equity Interests or adversely affects the validity, perfection or priority of Secured Party's security interest, (B) permit Sun World to issue any additional equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any equity interest of any nature of Sun World, (C) other than as permitted under the Global Settlement, permit Sun World to dispose of all or a material portion of its assets, (D) waive any default under or breach of any terms of any organizational document relating to Sun World or (E) cause Sun World to elect or otherwise take any action to cause the Pledged Equity Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if Sun World takes any such action in violation of the foregoing clause (E), Pledgor shall promptly notify Secured Party in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish Secured Party's "control" of the Pledged Equity Interests;

               (ii) in the event it acquires any Pledged
               Collateral after the date hereof, Pledgor shall deliver to Secured Party a completed Pledge Supplement, substantially in the form of Exhibit A, together with all Supplements to Schedules thereto, reflecting such new interests. Notwithstanding the foregoing, it is understood and agreed that the security interest of Secured Party shall attach to Pledged Collateral immediately upon Pledgor's acquisition of rights therein and shall not be affected by the failure of Pledgor to deliver a supplement to Schedule 3.2 as required hereby;

               (iii) in the event Pledgor receives any dividends, interest or distributions on any Pledged Equity Interests, or any securities or other property upon the merger, consolidation, liquidation or dissolution of Sun World, then (A) such dividends, interest or distributions and securities or other property shall be included in the definition of Pledged Collateral without further action and (B) Pledgor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of Secured Party over such Pledged Equity Interests (including, without limitation, delivery thereof to Secured Party) and pending any such action Pledgor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of Secured Party and such dividends, interest, distributions, securities or other property shall be segregated from all other property of Pledgor;

               (iv) [intentionally omitted]

               (v) without the prior written consent of Secured
               Party, it shall not cause Sun World to merge or consolidate.

          (c) DELIVERY AND CONTROL. Pledgor agrees that with respect to any Pledged Equity Interests in which it currently has rights, it shall comply with the provisions of this Section 3.2(c) on or before the Closing and with respect to any Pledged Equity Interests hereafter acquired by Pledgor it shall comply with the provisions of this Section 3.2(c) immediately upon acquiring rights therein, in each case in form and substance satisfactory to Secured Party. Subject to the Cadiz Pledge Agreement, if Pledgor shall, as a result of its ownership of the Pledged Equity Interests, become entitled to receive or shall receive any certificate or instrument (including, without limitation, any certificate representing an in-kind dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any equity interests of the Pledged Equity Interests, or otherwise in respect thereof, Pledgor shall accept the same as the agent of Secured Party, hold the same in trust for the benefit of Secured Party and deliver the same forthwith to Secured Party in the exact form received, duly indorsed by Pledgor to Secured Party, if required, together with an undated stock power covering such certificate duly executed in blank by Pledgor, and to be held in the possession of Secured Party, subject to the terms hereof, as collateral security for the Secured Obligations.

          (d) Voting.

               (i) Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Equity Interests or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Global Settlement; provided that Pledgor shall not exercise or refrain from exercising any such right if such action could have a material adverse effect on the value of the Pledged Collateral or any part thereof except as provided in the Global Settlement; and

               (ii) [intentionally omitted]

SECTION 4. FURTHER ASSURANCES.

     4.1. [INTENTIONALLY OMITTED].

     4.2. FURTHER ASSURANCES.

          (a) Pledgor agrees that from time to time, at the expense of the Secured Party, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

          (b) In addition, to the extent permitted by applicable law, Pledgor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor. Pledgor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Pledgor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions. Pledgor shall furnish to Secured Party from time to time statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as Secured Party may reasonably request, all in reasonable detail.

          (c) Pledgor hereby authorizes Secured Party to file a Record or Records (as defined in the UCC), including, without limitation, financing statements, in all jurisdictions and with all filing offices as Secured Party may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to Secured Party herein. Such financing statements shall describe the Pledged Collateral in substantially the same manner as described herein.

          (d) Pledgor shall, through the compliance of the covenants contained herein and through any other actions that may be necessary or desirable, continuously maintain from the date made the truthfulness and accuracy of every representation, warranty and certification made herein until the termination of this Agreement by its terms.

SECTION 5. SECURED PARTY APPOINTED ATTORNEY-IN-FACT.

     5.1. POWER OF ATTORNEY. Pledgor hereby irrevocably appoints Secured Party (such appointment being coupled with an interest) as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to prepare, sign and file any UCC financing statements in the name of Pledgor as debtor.

     5.2. NO DUTY ON THE PART OF SECURED PARTY. The powers conferred on Secured Party hereunder are solely to protect the interests of Secured Party in the Pledged Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither Secured Party nor any of its officers, directors, employees or agents shall be responsible to Pledgor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

SECTION 6. REMEDIES.

     6.1. GENERALLY. If any breach by Pledgor under this Agreement shall have occurred and be continuing, all as determined by the Secured Party in its sole and absolute discretion, then Secured Party may foreclose upon the Pledged Collateral; provided that such foreclosure remedy shall be sole and exclusive remedy of the Secured Party for a breach of this Agreement, without regard to any other rights and remedies available to it at law or in equity, or under the UCC.

     6.2. Cash Proceeds. All proceeds of any Pledged Collateral received by Pledgor consisting of cash, checks and other near-cash items (collectively, "Cash Proceeds") shall be held by Pledgor in trust for Secured Party, segregated from other funds of Pledgor, and shall, forthwith upon receipt by Pledgor, unless otherwise provided pursuant to Section 3.2(b)(iii), be turned over to Secured Party in the exact form received by Pledgor (duly indorsed by Pledgor to Secured Party, if required) and held by Secured Party in the Collateral Account.

SECTION 7. CONTINUING SECURITY INTEREST; SUCCESSORS AND ASSIGNS;
           TRANSFER OF LOANS.

     This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until the satisfaction in full of all Secured Obligations, be binding upon Pledgor, its successors and assigns, and inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns; provided, however, that, Pledgor may not transfer, or otherwise assign, any of its obligations hereunder without the prior written consent of Secured Party. Upon the satisfaction in full of all Secured Obligations, the security interest granted hereby shall terminate hereunder and of record and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Secured Party shall, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

SECTION 8. STANDARD OF CARE; SECURED PARTY MAY PERFORM.

     The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property. Neither Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Pledged Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Pledged Collateral upon the request of Pledgor or otherwise. If Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor.

SECTION 9. [INTENTIONALLY OMITTED]

SECTION 10. MISCELLANEOUS.

     (a) All notices and other communications hereunder shall be made at the following addresses:

          If to the Sun World Noteholder Trust at:

          Logan & Company
          546 Valley Road
          Upper Montclair, NJ 07043
          Attn: Kate Logan

          with copies to:

          Skadden, Arps, Slate, Meagher & Flom (Illinois)
          333 W. Wacker Drive
          Chicago, IL 60606
          Attn: Timothy R. Pohl

          If to Cadiz at:

          Cadiz Inc.
          777 South Figueroa Street, Suite 4250
          Los Angeles, CA 90017
          Attn: Keith Brackpool, Chief Executive Officer

          with copies to:

          Stutman, Treister & Glatt P.C.
          1901 Avenue of the Stars, 12th Floor
          Los Angeles, CA 90067
          Attn: Jeffrey H. Davidson

     (b) No failure or delay on the part of Secured Party in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

     (c) No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by Secured Party and Pledgor (in the event of an amendment or modification), and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (d) Except as provided in Section 6.1 of this Agreement, all obligations of Pledgor and all rights, powers and remedies of Secured Party expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Secured Obligations or any security therefore.

     (e) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     (f) This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     (g) THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Agreement and exhibits constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     (h) The Bankruptcy Court shall retain exclusive jurisdiction to enforce the terms of this Agreement and to decide disputes which may arise or result from, or be connected with, this Agreement or any document or instrument executed in connection with the transactions contemplated herein, any breach or default hereunder or thereunder, or the transactions contemplated hereby.

     (i) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE RELATIONSHIP THAT IS BEING ESTABLISHED.

     (j) With respect to this Agreement only, no claim (other than claims arising out of the gross negligence or willful misconduct of a Protected Person (as defined below)) shall be made by Pledgor or any of its affiliates against Secured Party or any of its respective affiliates, directors, employees, attorneys or agents (the "Protected Persons") for any special, indirect, consequential or punitive damages in connection with, arising out of or in any way related to the transactions contemplated by this Agreement or any act or omission or event occurring in connection therewith, and Pledgor hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     (k) Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     (l) All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

           [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, Pledgor and Secured Party have caused this
Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CADIZ INC.

By:
Name:
Title:

SUN WORLD NOTEHOLDER TRUST
By:
Name:
Title:




                           SCHEDULE 3.1

                        PLEDGOR INFORMATION

(A)  Full Legal Name and Chief Executive Office of Pledgor:(1)

(B)  Jurisdiction of Organization of Pledgor:

(C)  Other Names (including any Trade-Name or Fictitious Business
     Name) under which Pledgor has conducted Business for the past Five
     (5) Years:
------------------------
(1) If the principal place of business of Pledgor is located outside of the United States, include the address of the major executive office in the United States, if any, of Pledgor.


                           SCHEDULE 3.2
                     PLEDGED EQUITY INTERESTS

Pledged Equity Interests:

Grantor   Stock   Class of   Certificated   Stock   Par   No. of   o/o of Out-
          Issuer   Stock        (y/n)       Cert.  Value  Pledged   standing
                                             No.          Units     Stock of
                                                                  Stock Issuer


                             EXHIBIT A


                         PLEDGE SUPPLEMENT

     This PLEDGE SUPPLEMENT, dated as of [mm/dd/yy], is delivered pursuant to the Pledge Agreement, dated as of November [___], 2003 (as it may be from time to time amended, restated, modified or supplemented, the "Sponsor Pledge Agreement"), between CADIZ INC., as Pledgor, and SUN WORLD NOTEHOLDER TRUST, as Secured Party. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Sponsor Pledge Agreement.

     Pledgor hereby confirms the grant to Secured Party set forth in the Sponsor Pledge Agreement of, and does hereby grant to Secured Party, a security interest in all of Pledgor's right, title and interest in and to all Pledged Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Pledgor now has or hereafter acquires an interest and wherever the same may be located. Pledgor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Sponsor Pledge Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Sponsor Pledge Agreement.


IN WITNESS WHEREOF, Pledgor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of the date set forth above.


CADIZ INC.
By:
Name:
Title:






                  SCHEDULE 3.1 TO PLAN SUPPLEMENT

                        PLEDGOR INFORMATION

Additional Information:

(A)  Full Legal Name and Chief Executive Office of Pledgor(1):

(B)  Jurisdiction of Organization of Pledgor:

(C)  Other Names (including any Trade-Name or Fictitious Business
     Name) under which Pledgor has conducted Business for the past Five
     (5) Years:

-------------------
(1) If the principal place of business of Pledgor is located outside of the United States, include the address of the major executive office in the United States, if any, of Pledgor.


                  SCHEDULE 3.2 TO PLAN SUPPLEMENT

                     PLEDGED EQUITY INTERESTS

Additional Information:






Pledged Equity Interests: